UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2010

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034 Mechanicsburg, PA	17055
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 972-1100

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 9, 2010, S. Frank Fritsch tendered his resignation as Executive Vice President and Chief Human Resources Officer of Select Medical Holdings Corporation and Select Medical Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Dated: December 13, 2010	By:	/S/ Michael E. Tarvin

	Name:	Michael E. Tarvin
	Title:	Executive Vice President, General Counsel and Secretary